BARTLETT MUTUAL FUNDS

                Bartlett Value International Fund
                Seeks capital appreciation by investing primarily in foreign equity securities. Income is a sec-ondary consideration. Provides a means for indi-vidual and institutional investors to invest a portion of their assets outside the United States.

                Bartlett Basic Value Fund
                Seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks. Income is a secondary consideration.







                       Investment Manager
                         Legg Mason Fund Adviser, Inc.
                         Baltimore, MD
                       Distributor
                         Legg Mason Wood Walker, Inc.
                         Baltimore, MD


                                 Bartlett & Co.
                       ----------------------------------
                         REGISTERED INVESTMENT ADVISORS

               36 East Fourth Street o Cincinnati, OH 45202-3896
                 513/621-4612 o 800/822-5544 o FAX 513/621-6462
                                                                            2/97



                                 Bartlett & Co.
                         ------------------------------
                         REGISTERED INVESTMENT ADVISORS

                                    BARTLETT
                                     MUTUAL
                                      FUNDS
                                    QUARTERLY
                                     REPORT


                             FOR THE QUARTER ENDED
                               DECEMBER 31, 1996


                                    BARTLETT
                            VALUE INTERNATIONAL FUND

                                    BARTLETT
                                BASIC VALUE FUND

                                CHAIRMAN'S LETTER

                                                  "...fund  managers need to put
                                                      money to work,  not  spend
                                                      their time finding bargain
                                                      stocks that will represent
                                                      a tiny  portion  of  their
                                                      holdings."

                                                      --emerging  market analyst
                                                        with a  major  brokerage
                                                        firm  as quoted  in  the
                                                        Wall  Street  Journal on
                                                        November 25, 1996

Dear Fellow Shareholder:

The merger of the Bartlett Fixed Income Fund and the Bartlett Short Term Bond Fund into the Legg Mason U.S. Government Intermediate Fund and the merger of the Bartlett Cash Reserves Fund into the Legg Mason Cash Reserve Trust were successfully completed in December. The consolidation of these funds into the very capably managed and substantially larger respective Legg Mason funds will benefit shareholders. The immediate benefit, of course, will be the economies of scale in administering a larger fund which can translate into a lower expense ratio and, therefore, a higher return to our shareholders, all other factors being equal. We wish to thank the former shareholders of the Bartlett Income Mutual Funds and, at the same time, welcome them to the Legg Mason family of fixed income funds.

With regard to the quote at the top of this letter, we wish that it had been taken out of context. To be fair to its owner, he had been lamenting the fact that smaller stocks are more difficult to buy so that, even if they represented more compelling bargains, it would be difficult to include them in a portfolio. Whatever the case, he was describing an investment professional as someone who pumps money into the market, not someone who is given the responsibility to painstakingly construct a portfolio of attractively priced investments.

Perhaps this is what Alan Greenspan was alluding to on Thursday, December 5, when he made reference to the "irrational exuberance" that may exist in the securities markets in the United States. Some people inferred, incorrectly, we believe, that he would consider raising interest rates as an attempt to put the brakes on securities speculation. Our reading of his comments was that care must be taken to make certain that we do not experience a market collapse such as the one that occurred in Japan, since a calamity such as this would have policy implications regarding the Federal Reserve's ability to maintain a stable economy. Mr. Greenspan is extremely sensitive to the securities markets. After the break in 1987, he flooded the economy with reserves, thereby restoring confidence in the capital markets. In 1994, he used "baby steps" to increase rates for fear that one large increase in interest rates would initiate a precipitous decline in the stock and bond markets.

People are rightfully concerned about the frothy stock market in the United States. Of course, there is no complete refuge from a severe market decline if and when one does occur. On the other hand, it should be kept in mind that Japanese investors, in 1992, were borrowing against their ever increasing stock portfolios to purchase grossly overpriced real estate and then, in turn, borrowing against inflated real estate prices to continue to fuel the market rally in stocks. The Nikkei Index in Japan was trading for sixty-five times earnings in the fall of 1991 while the Emperor's Palace in Tokyo had a value greater than all the real estate in the state of California. This is a far cry from twenty times earnings for which the average U.S. stock is trading or the $20 per square foot that it costs to rent space in a prime downtown office building in Cincinnati.

We would rather not be market timers, since that is a risky proposition in and of itself. We want to continue concentrating on attractively priced securities that will give our clients a margin of safety that is not present in the markets in general. This may not be the same way that others in our industry perceive their jobs, but it is the most practical way to ensure long-term investment success.

The new year presents us with opportunities and challenges and reminds us of our privilege in serving you during the past year. We pass along our thanks and best wishes for a fulfilling and prosperous 1997.
Sincerely,

                                                       /s/ Dale H. Rabiner, CFA

                                                       Dale H. Rabiner, CFA
                                                       Chairman
                                                       Bartlett Capital Trust

This report is for the information of shareholders of the Bartlett Mutual Funds. It is authorized for distribution only when it is preceded or accompanied by a current prospectus of the Bartlett Mutual Funds.

                                   PERFORMANCE
                                     SUMMARY

                         Periods Ended December 31, 1996

                                                                                Average Annual Compound
                                         Total Return*                               Total Return*
                                       ----------------          ------------------------------------------------------
                                                                                                            10 Years
                                                                                                               or
                                        Fourth Quarter                                                        From
                                           3 Months              1 Year        3 Years        5 Years       Inception
                                       (Not Annualized)
Bartlett Value International Fund            6.56%               16.05%          8.01%         10.19%           **
  Inception 10/6/89                                                                                           7.76%

Bartlett Basic Value Fund                   10.21%               18.42%         16.08%         14.00%        11.52%
  Inception 5/5/83
-----------------------------------------------------------------------------------------------------------------------

*The Bartlett Mutual Funds' total return figures above assume all dividends and distributions are reinvested at the net asset value on the reinvestment date. The performance figures for the Bartlett Value International Fund reflects the periodic absorption of some Fund expenses through the waiver of management fees. Had a portion of these fees not been waived, the Fund's total returns would have been slightly lower.

**Fund did not exist during this entire time period.

This performance information represents past performance and is no guarantee of future results. Shares of these Funds are not bank deposits or obligations, nor are they insured or guaranteed by any bank, federal agency or government entity, including the Federal Deposit Insurance Corporation (FDIC). The principal value and investment returns of the Funds will fluctuate so that upon redemption you may receive more or less than your original investment.

For  more information about  your account or any  of the Bartlett  Mutual Funds'
services,   please  call  your  financial  advisor,   or  the   Bartlett  Mutual
Funds  at  800-822-5544  or 513-621-4612 in Cincinnati.

                        BARTLETT VALUE INTERNATIONAL FUND
                                QUARTERLY REVIEW

Bartlett Value International Fund's total returns were 16.1% in 1996 and 6.6% during the fourth quarter, outpacing the Europe, Australia and Far East (EAFE) Index* by a healthy margin. International markets posted widely divergent performances during 1996, with European markets doing quite well, Pacific markets lagging badly, and emerging markets rising modestly. For the year, the EAFE Index increased 6%, including net dividends and measured in U.S. dollars. The European component of the index surged 21.1%, while the Pacific portion, largely influenced by the Japanese market, sank 8.6%. This variation in performance was a theme that played throughout the entire year, including the fourth quarter. The EAFE Index rose 1.6% over the three months ending December 31, 1996, with Europe rising 9.6% and the Pacific falling 7.1%.

The Bartlett Value International Fund's portfolio benefited from a slightly higher exposure to European markets than the index, 57% versus 56%, as well as a lower exposure to the lackluster Japanese market. The portfolio also had little direct exposure to the weak yen and deutschemark, as the emphasis had been placed on companies with dollar-based earnings which would benefit from an increase in the value of the dollar. Currency played a role in the index's performance over the year, as the yen fell ll% against the dollar, and the deutschemark and related European currencies fell about 7% versus the dollar. Industry exposure also had a positive influence on the Fund's performance as compared with the index, with relatively higher exposure to the capital equipment and energy sectors, which did well, and lower exposure to finance and services, which were weaker performers.

The principal reason for Bartlett Value International's outperformance, however, was good individual performance by stocks that were purchased as undervalued investments in excellent companies. These types of investments produce good returns in various market environments without regard for geography.

While we do not make market projections, we continue to see good values in the European markets, especially as companies begin to institute U.S.-style restructuring moves. Pacific markets are starting to show some better values, including Japan, especially as much of the currency risk from an overvalued yen has been corrected. The S&P 500 Index outpaced the EAFE Index again in 1996, and has outperformed it over the last five and ten years as well. As the U.S. economy's growth and market outperformance stretches into a record-breaking time span, it is increasingly probable that European and Pacific economic growth will begin to catch up, which would be followed by improved international equity market gains.

-- Madelynn M.  Matlock,  CFA,  Portfolio Manager


                             Portfolio Composition
                               December 31, 1996

                   [PIE CHART APPEARS HERE--SEE VALUES BELOW]

                            52%  Europe
                            21%  Other Pacific
                            13%  Japan
                             8%  Latin America/Canada
                             6%  Cash Equivalents

*The EAFE Index is an unmanaged index of common stocks of foreign companies. The returns for the Index do not include any expenses or transaction costs. The returns for the Fund include such expenses.


                            BARTLETT BASIC VALUE FUND
                                QUARTERLY REVIEW

The Bartlett Basic Value Fund's total returns for the quarter and twelve months ended December 31, 1996 were 10.2% and 18.4%, respectively. In December, it looked as though Santa Claus came through for the Bartlett Basic Value Fund once again. Much like last year, our value methodology allowed us to outperform the market by a substantial degree during the last three months of the year, thereby putting the Fund's return of 21.5% in line with the 23% return produced by the S&P 500*.

The Fund's performance is compelling given that the S&P 500 returned 8.4% in the fourth quarter alone! Even without the high flying technology stocks and some of the more aggressive health care related issues, the Fund's value-oriented portfolio managed to do very well on a relative basis.

This is the time of year that people reflect less on the past year and worry more about the one at hand. We viewed 1996 as a bonus, coming on the heels of the superior results that came our way during 1995. Looking forward, it would appear unlikely that investors will enjoy similar prosperity.

We are not advocating a bunker mentality approach to common stock selection. Rather, we believe that forays away from the S&P 500 Index, which has been pushed somewhat, would be sensible. The S&P 500 Index consists largely of the "great names of America" which, in many instances, have been overplayed in the frothy market environment that exists today. This does not mean that we shall not continue to hold some of the larger capitalization issues that are not currently overpriced. In this area, Federal National Mortgage, General Motors, and Toys R Us (2.9%, 2.7% and 2.0% of the Fund's portfolio, respectively) come to mind. However, there is more than an abundance of high quality, cheaply to reasonably priced issues in the small to mid-cap area of the market which have been overlooked.

We have found smaller, superior domestic economic entities such as Fleetwood Enterprises, Josten's, and Washington Federal, Inc. (2.8%, 2.3% and 1.8% of the Fund's portfolio, respectively), which have been generally ignored when the market skyrockets from time to time. They have been more stable, less erratic performers since their inclusion among our investment holdings.

We shall continue to follow our discipline of avoiding the latest theme or fad on Wall Street. Our refusal to pay more than reasonable multiples of earnings, cash flow, or net worth for a company should make our results very appealing if the market takes it on the chin. Perhaps this is the year that the small to mid-capitalization issues will also play a bigger role in generating excellent returns, risk adjusted or not.

We appreciate your continued support of our value oriented investment approach. --James A. Miller, CFA, Portfolio Manager
--Woodrow H. Uible, CFA,  Portfolio Manager


                              Portfolio Composition
                                December 31, 1996

                   [PIE CHART APPEARS HERE--SEE VALUES BELOW]

                            28%  Consumer Products
                            23%  Financial
                            13%  Basic Industry
                            33%  All Other Industries
                             3%  Cash Equivalents

*The Standard &Poor's 500 Index is an unmanaged index of common stocks. The returns for the Index do not include any expenses or transaction costs. The returns for the Fund include such expenses.